CRABBE HUSON REAL ESTATE
                                 INVESTMENT FUND
                               Class A, B, C and Z

                        Supplement to Prospectuses dated
                            March 1, 2000 (Replacing
                         Supplement dated June 23, 2000)

Effective July 14, 2000, the Fund changed its name to Liberty Real Estate Fund.

Effective July 3, 2000, Michael B. Stokes no longer manages the Fund.

Effective July 3, 2000, John E. Maack, Jr. began managing the Fund.

As a result, the subsection PORTFOLIO MANAGER under the caption Managing the Fund is revised in its entirety as follows:

John E. Maack Jr., CFA, joined Crabbe Huson Group, Inc., (Crabbe Huson) in July, 1988. From July, 1988 to July, 1999 Mr. Maack served as a portfolio manager and securities analyst. After a sabbatical, he returned to employment in December, 1999 as director of equities, portfolio manager and securities analyst. Mr. Maack previously managed the Fund for approximately a year prior to his sabbatical.






ANN-36/201C-0700                          July 20, 2000